UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: June 16, 2009

                   INTERNATIONAL PAINTBALL ASSOCIATION, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


                                                 Commission File No.: 000-53464


               Colorado                                      20-1207864
----------------------------------------         -----------------------------
    State or other jurisdiction of                     IRS Identification No.
     incorporation or organization

                          2000 Wadsworth Blvd, PMB 179
                               Lakewood, CO, 80214
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               Address of principal executive offices) (Zip Code)

                                  (303)507-4560
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                           Issuer's telephone number:

           Securities to be registered under Section 12(b) of the Act:

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

As of June 16, 2009, the Board accepted the resignation of Jeff Compton as President of the Company.

As of June 17, 2009, Brenda Webb was appointed as Interim President of the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        INTERNATIONAL PAINTBALL ASSOCIATION, INC.



                               By: /s/Brenda Webb
                             -----------------------
                                    Brenda Webb, Director



Date: June 16, 2009